Income Taxes	12 Months Ended
Dec. 31, 2013
Income Taxes [Abstract]
INCOME TAXES

3.    INCOME TAXES

The components of our reported provision (benefit) in lieu of income taxes are as follows:

	Year Ended December 31,
	2013	2012	2011

Reported in operating expenses:
Current:
US federal	$51	$23	$(55)
State	12	21	21
Deferred:
US federal	181	200	248
State	6	-	-
Amortization of investment tax credits	(3)	(4)	(5)
Total reported in operating expenses	247	240	209
Reported in other income and deductions:
Current:
US federal	(5)	(14)	9
State	-	-	1
Deferred federal	7	8	10
Total reported in other income and deductions	2	(6)	20
Total provision in lieu of income taxes	$249	$234	$229

Reconciliation of provision in lieu of income taxes computed at the US federal statutory rate to provision in lieu of income taxes:

	Year Ended December 31,
	2013	2012	2011

Income before provision in lieu of income taxes	$681	$583	$596
Provision in lieu of income taxes at the US federal statutory rate of 35%	$238	$204	$209
Amortization of investment tax credits – net of deferred tax effect	(3)	(4)	(5)
Amortization (under regulatory accounting) of statutory tax rate changes	(2)	(3)	(3)
Amortization of Medicare subsidy regulatory asset	14	14	-
Texas margin tax, net of federal tax benefit	15	14	14
Nondeductible losses (gains) on benefit plan investments	(3)	(2)	(1)
Other, including audit settlements	(10)	11	15
Reported provision in lieu of income taxes	$249	$234	$229
Effective rate	36.6%	40.1%	38.4%

The net amounts of $2.414 billion and $2.180 billion reported in the balance sheets at December 31, 2013 and 2012, respectively, as liability in lieu of deferred income taxes include amounts previously recorded as net deferred tax liabilities.  Upon the sale of equity interests to Texas Transmission and Investment LLC in 2008, we became a partnership for US federal income tax purposes, and the temporary differences that gave rise to the deferred taxes will, over time, become taxable to the equity holders.  Under a tax sharing agreement among us and our equity holders (see Note 1), we make payments to the equity holders for income taxes as the partnership earnings become taxable to the equity holders.  Accordingly, as the temporary differences become taxable, we will pay the equity holders.  In the unlikely event such amounts are not paid under the tax sharing agreement, it is probable that they would be reimbursed to rate payers.

At December 31, 2013 and 2012, we had $21 million and $52 million of alternative minimum tax (AMT) credit carryforwards, respectively, available to offset future tax sharing payments.  The AMT credit carryforwards have no expiration date.  At December 31, 2013, we had $162 million of net operating loss (NOL) carryforwards for federal income tax purposes that expire between 2028 and 2030.  The NOL carryforwards relate to tax years under audit and can be used to offset future taxable income once the audits are complete.  We expect to use all of our NOL carryforwards prior to their expiration date.

Accounting For Uncertainty in Income Taxes

Prior to November 2008, we were a member of the EFH Corp. consolidated tax group.  Effective with the November 2008 sale of equity interests to Texas Transmission and Investment LLC, we became a partnership for US federal income tax purposes.  EFH Corp. and its subsidiaries file or have filed income tax returns in US federal, state and foreign jurisdictions and are subject to examinations by the IRS and other taxing authorities.  Examinations of EFH Corp. and its subsidiaries’ income tax returns for the years ending prior to January 1, 2007 are complete, but the tax years 2003 through 2006 remain in appeals with the IRS.  Texas franchise and margin tax returns are under examination or still open for examination for tax years beginning after 2006.  Subsequent to November 2008, we are not a member of the EFH Corp. consolidated tax group and assess our liability for uncertain tax positions in our partnership returns.

We have been advised by EFH Corp. that approval by the Joint Committee on Taxation for the 1997 through 2002 IRS appeals settlement was received in May 2013 and that all issues contested have been resolved.  As a result, the liability for uncertain tax positions was reduced by $32 million in the second quarter of 2013.  This resolution also resulted in a $10 million net reduction to liability in lieu of deferred income taxes and a reversal of accrued interest and tax totaling $5 million ($3 million after tax), which is reported as a decrease in provision in lieu of income taxes.  We made a cash payment of $33 million to EFH Corp. in the third quarter of 2013, as required under the tax sharing agreement, to settle the liability resulting from the 1997 through 2002 IRS audit, and received a $10 million refund from EFH Corp. as a result of filing amended Texas franchise tax returns for 1997 through 2001.

The IRS audit for the years 2003 through 2006 was concluded in June 2011.  A significant number of adjustments to the originally filed returns for such years were proposed.  In March 2013, EFH Corp. and the IRS agreed on terms to resolve the disputed adjustments.  In the first quarter of 2013, we reduced the liability for uncertain tax positions by $76 million to reflect the terms of the agreement.  This reduction consisted of a $58 million increase to liability in lieu of deferred income taxes and a reversal of accrued interest and tax totaling $18 million ($12 million after tax), which is reported as a decrease in provision in lieu of income taxes.  In the fourth quarter of 2013, the 2003 through 2006 state tax positions were remeasured, which resulted in a net reversal of accrued interest and tax totaling $3 million.  Any cash income tax impact related to the conclusion of the 2003 through 2006 audit is expected to be immaterial.

The following table summarizes the changes to the uncertain tax positions, reported in other noncurrent liabilities in our consolidated balance sheet, during the years ended December 31, 2013, 2012 and 2011:

	2013	2012	2011

Balance at January 1, excluding interest and penalties	$144	$126	$82
Additions based on tax positions related to prior years	-	18	44
Reductions based on tax positions related to prior years (a)	(66)	-	-
Reduction related to 1997-2002 IRS appeals settlement	(24)	-	-
Balance at December 31, excluding interest and penalties	$54	$144	$126

_________

(a)Includes IRS audit for the years 2003 through 2006.

Of the balances at December 31, 2013 and 2012, $51 million and $133 million, respectively, represent tax positions for which the uncertainty relates to the timing of recognition for tax purposes.  The disallowance of such positions would not affect the effective tax rate, but would accelerate the payment of cash under the tax sharing agreement to an earlier period.

Noncurrent liabilities included a total of $2 million and $25 million in accrued interest at December 31, 2013 and 2012, respectively.  Amounts recorded related to interest and penalties totaled a benefit of $15 million in the year ended December 31, 2013 and an expense of $3 million and $2 million in the years ended December 31, 2012 and 2011, respectively (all amounts after tax).  The federal income tax benefit on the interest accrued on uncertain tax positions is recorded as liability in lieu of deferred income taxes.

With respect to tax positions for which the ultimate deductibility is uncertain (permanent items), should EFH Corp. or we sustain such positions on income tax returns previously filed, our liabilities recorded would be reduced by $3 million, resulting in increased net income and a favorable impact on the effective tax rate.